J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Municipal ETF

Supplement dated December 7, 2018

to the Summary Prospectus and Prospectus

dated October 22, 2018

Effective immediately, the disclosure entitled “Investment Process” in the subsection “What are the Fund’s main investment strategies?” in the “Risk/Return Summary” section and in the subsection “Main Investment Strategies” in the “Additional Information About the Fund’s Investment Strategies” section of the prospectus is hereby deleted and replaced with the following to disclose how the adviser of JPMorgan Municipal ETF (the “Fund”) integrates environmental, social and governance factors into its investment process:

Investment Process: The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities in which the Fund may invest. These determinations may not be conclusive and securities that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

Effective immediately, the portfolio manager information for the Fund in the subsection titled “Management” in the Fund’s “Risk/Return Summary” section is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Taormina	2018	Managing Director
Michelle V. Hallam	2018	Executive Director
Kevin M. Ellis	2018	Managing Director
Michael R. Myers	2018	Executive Director

In addition, the first paragraph in the section titled “The Funds’ Management and Administration — The Fund’s Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The Portfolio Managers

Richard Taormina, Michelle V. Hallam, Kevin M. Ellis and Michael R. Myers are the lead portfolio managers responsible for the day-to-day management of the Fund. Mr. Taormina, Managing Director, is the head of the Municipal Strategies team within the Global Fixed Income, Currency and Commodities (GFICC) group. An employee of JPMIM since 1997, Mr. Taormina is responsible for managing a team of professionals managing mutual funds, high net worth and institutional fixed income accounts. Mr. Taormina is also portfolio manager on a number of mutual funds and separately managed accounts. Before joining the firm, he was a senior trader for national, high-yield, and state-specific funds at the Vanguard Group.

Ms. Hallam, CFA charterholder and Executive Director, is a senior portfolio manager within GFICC. An employee of JPMIM since 1999, Ms. Hallam is responsible for managing mutual funds and separately managed accounts. She began her career at JPMIM in July 1999 as an analyst in the Internal Consulting Services program where she worked on projects in Investment Management and Financial Risk Management.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.

SUP-MUNIETF-1218

J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Municipal ETF

Supplement dated December 7, 2018

to the Statement of Additional Information

dated October 22, 2018

Effective immediately, the information in the SAI under the heading “Portfolio Managers — Portfolio Managers’ Other Accounts Managed” with respect to the JPMorgan Municipal ETF (the “Fund”) is hereby deleted in its entirety and replaced with the following:

Portfolio Managers’ Other Accounts Managed*

The following table shows information regarding all of the other accounts for which advisory fees are not based on the performance of the accounts that are managed by each portfolio manager as of September 30, 2018:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Richard Taormina	7	$9,054,904	0	$0	5	$2,416,454
Michelle V. Hallam	2	251,448	2	1,418	191	11,368,928
Kevin M. Ellis	4	1,893,727	0	0	66	1,586,686
Michael R. Myers	0	0	0	0	195	761,924

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of September 30, 2018:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)	Number of Accounts	Total Assets ($ thousands)
Richard Taormina	0	$0	0	$0	0	$0
Michelle V. Hallam	0	0	0	0	0	0
Kevin M. Ellis	0	0	0	0	0	0
Michael R. Myers	0	0	0	0	0	0

*	The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDTIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-MUNIETF-1218